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                           BERGER SMALL CAP VALUE FUND

                        SUPPLEMENT DATED MARCH 24, 2000
                                       TO
                      PROSPECTUS DATED JANUARY 31, 2000

         Due to the Fund's current size relative to the range of suitable investments available to the Fund, the Trustees have decided to restrict the Fund's growth at this time. Therefore, the Berger Small Cap Value Fund (the "Fund") will close to new investors on March 31, 2000. After March 31, 2000, you may continue to purchase Investor Shares or Institutional Shares in the Fund if:

o  You are an existing shareholder in the Fund as of the closing date and you:

   o  Add to your account through the purchase of additional Fund shares.
   o Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund.

o You are a discretionary investment advisor that invests through existing accounts in the Fund or at a financial intermediary.

o You are a participant of a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans and 457 plans that invest through existing accounts in the Fund or at a financial intermediary.

If you redeem or exchange all your remaining Fund shares after March 31, 2000, you will not be permitted to buy back into the Fund so long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described in the Prospectus.

The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders. All of the other Berger Funds continue to be available to new investors at this time.